Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of July 2, 2021 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of December 31, 2020 (as amended by the First Amendment, dated as of April 15, 2021, and as further amended, supplemented or modified from time to time prior to the date hereof, the "Credit Agreement"; and the Credit Agreement as amended by this Amendment, the "Amended Credit Agreement"), among SunOpta Inc. (the "Company"), SunOpta Foods Inc., each of the other Borrowers and Guarantors party thereto, the Lenders party thereto, the Issuing Banks party thereto, Bank of America, N.A., as Administrative Agent, as an Issuing Bank and as the Swingline Lender, Bank of America, N.A, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Term Loan Administrative Agent.

Recitals

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, Lenders constituting the Supermajority Tranche A Revolving Lenders and the Supermajority Tranche B Revolving Lenders, the Administrative Agent and the Term Loan Administrative Agent hereby agree to this Amendment, subject to the terms and conditions set forth in Article IV and relying upon the representations and warranties herein set forth in Article III.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
DEFINED TERMS

Capitalized terms used in this Amendment but not defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

ARTICLE II
AMENDMENT

Effective as of the Second Amendment Effective Date (as defined below), clause (n) of the definition of "Eligible Account" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(n) that, when aggregated with all other Accounts of the same Account Debtor, is not in excess of (x) solely in the case of Accounts owing by an Account Debtor that has a corporate family rating that is an Investment Grade Rating or an equivalent rating, 30.0% or (y) in the case of all other Accounts, 15.0%, in each case, of all Eligible Accounts (but, in each case, the portion of the Accounts not in excess of such applicable concentration limit shall not be deemed ineligible due to this clause (n));"

ARTICLE III
REPRESENTATIONS AND WARRANTIES; NO DEFAULTS

Each Credit Party makes the following representations and warranties:

(a) no Default or Event of Default exists pursuant to the Credit Agreement as of the Second Amendment Effective Date, and immediately after giving effect to this Amendment; and

(b) each of the representations and warranties made by any Credit Party set forth in Section 7 of the Credit Agreement, and in any Credit Document, are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Second Amendment Effective Date (after giving effect to this Amendment) with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which event such representations and warranties were true in all material respects as of such earlier date (without duplication of any materiality standard set forth in any such representation or warranty).

ARTICLE IV
CONDITIONS

This Amendment shall become effective on the date (such date, the "Second Amendment Effective Date") that the following conditions have been satisfied:

(a) Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by (i) the Administrative Agent and the Term Loan Administrative Agent, (ii) the Credit Parties and (iii) Lenders constituting the Supermajority Tranche A Revolving Lenders and the Supermajority Tranche B Revolving Lenders (each such consenting Lender, a "Consenting Lender" and, collectively, the "Consenting Lenders").

(b) Expenses.  The Company (or its designee) shall have paid, or caused to be paid, all reasonable documented out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the fees and expenses of Cahill Gordon & Reindel LLP as counsel to the Administrative Agent) for which invoices have been presented to the Company at least two business days prior to the Second Amendment Effective Date.

(c) Fees.  The Company (or its designee) shall have paid, or caused to be paid to the Administrative Agent, for the account of Consenting Lenders, the fees separately agreed in writing.

(d) Absence of Default or Event of Default. No Default or Event of Default shall exist pursuant to the Credit Agreement as of the Second Amendment Effective Date and immediately after giving effect to this Amendment.

(e) Representations and Warranties. Each of the representations and warranties made by any Credit Party set forth in Section 7 of the Credit Agreement, and in any Credit Document, shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Second Amendment Effective Date (after giving effect to this Amendment) with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which event such representations and warranties shall be true in all material respects as of such earlier date (without duplication of any materiality standard set forth in any such representation or warranty).

ARTICLE V
MISCELLANEOUS

(a) Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts (including by facsimile or other electronic transmission (i.e., a "pdf" or "tif"), each of which when so executed and delivered shall be deemed to be an original, but all of which shall together constitute one and the same instrument.  This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a "Communication"), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  The parties hereto agree that any Electronic Signature on or associated with any Communication shall be valid and binding on the parties hereto to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the parties hereto enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.  Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Borrowers, the other Credit Parties, the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Each party hereto may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record ("Electronic Copy"), which shall be deemed created in the ordinary course of the such Person's business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Borrowers, the other Credit Parties, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, "Electronic Record" and "Electronic Signature" shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(b) Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(ii) EACH PARTY TO THIS AMENDMENT CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH PARTY TO THIS AMENDMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT'S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY TO THIS AMENDMENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.03 OF THE CREDIT AGREEMENT.  A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENT OF LAW.

(iii) EACH OF THE PARTIES TO THIS AMENDMENT  HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) Headings.  The headings of the several Articles and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

(d) Effect of this Amendment.

(i) Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document and (iii) each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

(ii) Each of the Credit Parties hereby consents to this Amendment and confirms and reaffirms (i) that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its Guarantees of the Obligations, (iii) its pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to the Security Documents and (iv) such Guarantees, pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Lenders and the other Secured Creditors.

(iii) This Amendment shall constitute a Credit Document for purposes of the Amended Credit Agreement. On and after the Second Amendment Effective Date, each reference in any Credit Document to "the Credit Agreement" shall mean and be a reference to the Amended Credit Agreement and each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import shall mean and be a reference to the Amended Credit Agreement. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement or of any other Credit Documents as in effect prior to the Second Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SUNOPTA INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Chief Financial Officer

SUNOPTA FOODS INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNOPTA GRAINS AND FOODS INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

CITRUSOURCE, LLC

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNOPTA COMPANIES INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNOPTA GLOBAL ORGANIC INGREDIENTS INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

[Signature Page to Second Amendment]

SUNOPTA INVESTMENTS LTD.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNRISE HOLDINGS (DELAWARE), INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNRISE GROWERS, INC.

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

FARM CAPITAL INCORPORATED

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

PACIFIC RIDGE FARMS, LLC

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President

SUNOPTA FINANCING 2017 LLC

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Chief Financial Officer

[Signature Page to Second Amendment]

SUNOPTA HOLDINGS LLC

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President - CFO

SUNOPTA FINANCING CANADA ULC

By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Vice President - CFO

[Signature Page to Second Amendment]

BANK OF AMERICA N.A., as Administrative Agent, a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Monirah J. Masud
Name: Monirah J. Masud
Title: Senior Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Term Loan Administrative Agent

By:	/s/ Farhan Lodhi
Name: Farhan Lodhi
Title: Authorized Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Farhan Lodhi
Name: Farhan Lodhi
Title: Authorized Officer

[Signature Page to Second Amendment]

BANK OF MONTREAL, as a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Anthony Lam
Name: Anthony Lam
Title: Director, Asset Based Lending

By:	/s/ Sahil Khullar
Name: Sahil Khullar
Title: Director, Asset Based Lending

[Signature Page to Second Amendment]

BMO OF MONTREAL CHICAGO, as a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Laura Ullman
Name: Laura Ullman
Title: SVP

[Signature Page to Second Amendment]

Rabobank Canada, as a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Kimberley Fobert
Name: Kimberley Fobert
Title: Managing Director

By:	/s/ Sandra Seaton Barnes
Name: Sandra Seaton Barnes
Title: Executive Director

[Signature Page to Second Amendment]

WELLS FARGO BANK, N.A., as a Tranche A Revolving Lender and a Tranche B Revolving Lender

By:	/s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President

[Signature Page to Second Amendment]